UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2021

ALLEGHANY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9371	51-0283071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1411 Broadway, 34th Floor, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 752-1356

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	Y	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On September 21, 2021, the Board of Directors (the “Board”) of Alleghany Corporation (the “Corporation”), upon the recommendation of its Environmental, Social and Governance Committee, appointed Chris H. Cheesman to serve as a member of the Board. Ms. Cheesman will serve in the class of directors whose term expires at the 2024 Annual Meeting of Stockholders of the Corporation and until her successor is elected and qualified or until her earlier resignation or removal. Prior to appointing Ms. Cheesman as a director, the Board affirmatively determined that she does not have a material relationship with the Corporation, and thus is an independent director of the Corporation under the New York Stock Exchange’s listing standards, based upon the fact that she does not have a relationship with the Corporation either directly or as a partner, shareholder or officer of an organization that has a relationship with the Corporation.

Ms. Cheesman is entitled to the compensation the Corporation offers its other non-employee directors in the form of cash and equity, each prorated to reflect her appointment mid-term. For more information on the compensation of the Corporation’s directors, please refer to the disclosure under the heading “Compensation of Directors” in the Corporation’s proxy statement for its 2021 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on March 15, 2021.

There are no other understandings or arrangements between Ms. Cheesman or any other person and the Corporation pursuant to which Ms. Cheesman was appointed to serve as a director of the Corporation. There are no transactions between Ms. Cheesman or any of her immediate family members and the Corporation that would be required to be reported under Item 404(a) of Regulation S-K.

On September 21, 2021, the Corporation issued a press release announcing the appointment of Ms. Cheesman to the Board. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated September 21, 2021, announcing the appointment of a new director.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHANY CORPORATION

Date: September 23, 2021	By:	/s/ Kerry J. Jacobs
		Name:	Kerry J. Jacobs
		Title:	Executive Vice President and Chief Financial Officer